SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 29, 2005

Earth Biofuels, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-110249	71-0915825
(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Knox Street, Suite 403

Dallas, TX  75205

(Address of principal executive offices, including zip code)

(214) 389-9800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14(d)-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

Financial statements of Earth Biofuels, Inc. and consolidated pro forma financial information on the Company following the acquisition of assets described in the Form 8-K , Item 1.01, filing dated September 13, 2005 by the Company are provided as follows:

Financial Statements as of December 31, 2004 and for the Period September 7, 2004 (Inception) to December 31, 2004:

Report of Independent Registered Public Accounting Firm
Balance Sheet
Statement of Operations
Statement of Changes in Members’ Capital
Statement of Cash Flows
Notes to Financial Statements

Financial Statements for the Three and Six Months Ended June 30, 2005 (Unaudited)

Pro Forma Financial Statements (Unaudited)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

  Earth Biofuels, Inc.

  Dallas, Texas

We have audited the accompanying balance sheet of Earth Biofuels, LLC (“Earth”) as of December 31, 2004, and the related statement of operations, member’s capital, and cash flows for the period September 7, 2004 (inception) to December 31, 2004.  These financial statements are the responsibility of Earth’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Earth as of December 31, 2004, and the results of its operations and its cash flows for the period September 7, 2004 (inception) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Earth will continue as a going concern.  As discussed in Note 2 to the financial statements, Earth has negative cash flows from operations and has accumulated a deficit, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans regarding those matters also are described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Malone & Bailey, PC

www.malone-bailey.com

Houston, Texas

November 29, 2005

EARTH BIOFUELS, LLC

BALANCE SHEET

December 31, 2004
ASSETS
Current Assets
Cash and cash equivalents	$10,903
Inventory	26,172
Total Current Assets	37,075
Property and equipment, net	14,456
Total Assets	$51,531

LIABILITIES AND MEMBERS’ CAPITAL
Current Liabilities
Accounts payable and accrued liabilities	$47,207
Sales taxes payable	521
Total Current Liabilities	47,730

Members’ capital	3,801
Total Liabilities and Members’ Capital	$51,531

See accompanying notes to financial statements.

EARTH BIOFUELS, LLC

STATEMENT OF OPERATIONS

For the Period September 7, 2004 (Inception) to
December 31, 2004
Total revenue	$74,774

Cost of sales	83,617
Gross loss	(8,843)

Depreciation	113
Selling, general and administrative	47,243
Total operating expenses	47,356

Net loss	$(56,199)

See accompanying notes to financial statements.

EARTH BIOFUELS, LLC

STATEMENT OF CHANGES IN MEMBERS’ CAPITAL

LLC Inception (September 7, 2004)	$—
Member contribution	60,000
Net loss	(56,199)
Balance, December 31, 2004	$3,801

See accompanying notes to financial statements

EARTH BIOFUELS, LLC

STATEMENT OF CASH FLOWS

For the Period September 7, 2004 (Inception) to December 31, 2004

Cash Flows from Operating Activities:
Net loss	$(56,199)
Non-cash items included in net loss:
Depreciation	113
Changes in assets and liabilities:
Decrease (increase) in:
Inventory	(26,172)

Increase (decrease) in:
Accounts payable	45,468
Sales taxes payable	521
Net cash used in operating activities	(36,269)

Cash Flows From Investing Activities:
Purchase of property, plant and equipment	(12,828)
Net cash used in investing activities	(12,828)

Cash Flows From Financing Activities:
Capital contributions	60,000
Net cash provided by financing activities	60,000

Net increase in cash	10,903

Cash and cash equivalents
Beginning of period	—
End of period	$10,903

Supplemental Cash Flow Information
Cash paid for income taxes	—
Cash paid for interest	—

See accompanying notes to financial statements.

EARTH BIOFUELS, LLC

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Company and Purpose – Earth Biofuels, LLC (the Company) was formed in the state of Mississippi on September 7, 2004 as a limited liability company.  The principal business of the Company is the production, marketing, and distribution of alternative fuels, with an emphasis on biodiesel fuel. The Company benefits from federal and local tax credits for producers of biodiesel fuel such as those outlined the U.S. Energy Bill of 2005 and Oklahoma House Bill No. 1398. The Company also benefits from government subsidies for producers of biodiesel fuel.

Management’s Estimates and Assumptions – The presentation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company reviews all significant estimates affecting the financial statements on a recurring basis and records the effect of any necessary adjustments prior to their issuance.

Cash and Cash Equivalents—Cash equivalents consist of highly liquid investments with original maturities of three months or less.

Concentration of Credit Risk— Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of accounts receivable and temporary cash investments.  Exposure to losses on receivables is principally dependent on each customer’s financial condition.  The Company controls its exposure to credit risk through credit approvals, credit limits and monitoring procedures and establishes allowances for anticipated losses. The Company places its temporary cash investments with quality financial institutions and, by policy, limits the amount of credit exposure with any one financial instrument.

Fair Market Value of Financial Instruments— The estimated fair value of cash and cash equivalents, accounts payable, accrued expenses and other liabilities approximate their carrying amounts in the financial statements.

Inventory— Inventories of fuel and merchandise manufactured and purchased for sale are stated at the lower of cost (on a first-in, first-out, moving–average basis) or market. Inventory is divided into raw material, work-in-process and finished goods as follows:

December 31, 2004
Raw material	$—
Work-in-process	—
Finished goods	26,172
Total	$26,172

At December, 31, 2004 the finished goods included $16,935 of regular and premium gasoline and $7,707 of B-20 biodiesel.

Revenue – The geographic location of Earth Biofuels, Inc.’s customer base is primarily in the Jackson, Mississippi market, although management intends to expand operations throughout the State of Mississippi, and the Southeastern and Southwestern United States. Sales are recorded at net realizable value, net of allowances for returns, upon shipment of products to customers.

Income Taxes— The Company was a limited liability company taxed as a partnership for income taxes through August 14, 2005 when the Company was reorganized as a Mississippi corporation. Accordingly no income tax expense or benefit has been recognized for the period from September 7, 2004 (inception) to December 31, 2004.

2. GOING CONCERN AND MANAGEMENT PLANS

For the period from September 7, 2004 (Inception) to December 31, 2004, the Company recorded a net loss of ($52,369). The Company’s continued existence is dependent upon its ability to take advantage of acquisition opportunities, raise capital through private securities offerings, secure collateralized debt financing and use these sources of capital to grow and enhance its biodiesel production and distribution operations. The Company has also continued to raise capital through a variety of private securities offerings of its common stock.

Management is focusing on expanding and improving its biodiesel production and distribution operations. Through acquisition, organic growth and funding via collateralized loans and private placement offerings, the Company plans to continue to increase the profitability of its operations necessary to support operating requirements.

There can be no assurance that any of management’s plans as described above will be successfully implemented or that the Company will continue as a going concern.

The Company’s need to raise additional equity or debt financing and the Company’s ability to generate cash flow from operations sufficient to capitalize on expansion opportunities as they become available will depend on its future performance and the Company’s ability to successfully raise capital and implement business and growth strategies. The Company’s performance will also be affected by prevailing economic conditions. Many of these factors are beyond the Company’s control. If future cash flows and capital resources are insufficient to meet the Company’s commitments, the Company may be forced to reduce or delay activities and capital expenditures, obtain additional equity capital or debt financing. In the event that the Company is unable to do so, the Company may be left without sufficient liquidity and it may not be able to continue operations.

3. PROPERTY AND EQUIPMENT

The Company records property and equipment at cost less accumulated depreciation. Depreciation is provided using the straight-line method over the useful lives of the assets. Expenditures for maintenance and repairs are charged to expense. The Company records impairment losses on long-lived assets used in operations when events and circumstances indicate that the assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amounts of those assets.

Depreciation is calculated on a straight-line basis over the estimated useful lives of the various assets as follows:

Buildings and improvements	7-30 Years
Equipment and Furnishings	5-7 Years

Property, plant and equipment consist of the following:

December 31, 2004
Leasehold improvements	$2,464
Equipment and furnishings	12,105
14,569
Less accumulated depreciation	(113)
$14,456

Depreciation expense for the period from September 7, 2004 (Inception) to December 31, 2004 was $113.

4. MEMBER TRANSACTIONS

The Company received a capital investment from R. Bruce Blackwell of $60,000 in September, 2004, inception of the limited liability company.

5. LEASES

The Company leases a retail fuel center/convenience store in Byram, Mississippi under terms of a one-year agreement, beginning November 1, 2004 providing for monthly rentals of $3,000. The agreement is renewable, as mutually agreed by both parties.

Rent expense for the period from September 7, 2004 (Inception) to December 31, 2004 amounted to $6,000.

The future minimum lease payments are $30,000 for the year ended December 31, 2005.

6. SUBSEQUENT EVENTS

Lease of office building

Effective January 1, 2005, the Company entered into an agreement to lease a building in Byram, Mississippi from a Shareholder and Director of Earth Biofuels, Inc. under terms of a month to month agreement. The lease provides that Earth Biofuels, LLC pay as rent the mortgage payment on the property, which amounts to $3,834 per month, along with operating expenses on the property.

Purchase and Sale Agreement with Apollo Resources International, Inc. to purchase 50% ownership

On February 25, 2005, the members of Earth Biofuels, LLC consummated a Purchase and Sale Agreement with Apollo Resources International, Inc. (Apollo), of Dallas, Texas.  Pursuant to the agreement (which was effective on February 25, 2005), the members of Earth Biofuels, LLC exchanged 50 percent of their ownership in Earth for 1,700,000 shares of restricted common shares of Apollo.

Under the February 25, 2005 agreement, Apollo was granted a first right of refusal to purchase any portion or all of the remaining 50 percent equity ownership interest in Earth Biofuels, LLC.  Further, Earth Biofuels, LLC was provided an option to sell the remaining 50 percent of Earth Biofuels, LLC by February 1, 2006 in exchange for Apollo common shares at a fixed value of $2 per share.

Earth Biofuels Operating, Inc. purchases real estate in Oklahoma for biodiesel plant.

On May 27, 2005, the Company acquired real estate in Ryan County, Oklahoma for $100,000, for the purpose of constructing a production and distribution biodiesel facility.  On September 7, 2005, a single member limited liability company owned wholly by the Company., called Durant Biofuels, LLC was established as the Oklahoma entity to construct the facilities.  On October 14, 2005, Durant Biofuels, LLC submitted application with Southern Oklahoma Development Association requesting a grant and loan for $500,000.  The Company anticipates additional costs of approximately $3,000,000 to complete the first phase (10,000,000 gallons per year) of the facility and an additional $4,000,000 to complete the second phase to double the manufacturing capacity.

Reorganization and Incorporation in the State of Mississippi

On August 14, 2005, Earth Biofuels, Inc. was incorporated in the State of Mississippi, by the authorization of 100,000 shares of common stock.  10,000 shares of Earth Biofuels, Inc. were issued to the former members of Earth Biofuels, LLC, in exchange for their interests in the limited liability company.

Purchase and Sale Agreement with Apollo Resources International, Inc. to purchase additional 30% ownership

On August 19, 2005, under a Securities Purchase Agreement, another 30 percent of the outstanding equity interests of Earth Biofuels, LLC were exchanged with Apollo for 6,000,000 shares of restricted common shares of Apollo.

Meadows Springs, Inc. purchases Apollo Resources International, Inc. 80% interest in Earth Biofuels, Inc.

On September 13, 2005, Meadows Springs, Inc. (“Meadows”) entered into a Securities Purchase Agreement with Apollo.  As part of the agreement, Meadows acquired Apollo’s 80 percent interest in Earth Biofuels, Inc. in exchange for 20,078,000 shares of Meadows’ common stock.  With the acquisition, Apollo owns approximately 88 percent of the issued and outstanding shares of Meadows.  As a result, Earth Biofuels, Inc. (currently known as Earth Biofuels Operating, Inc.)

will be treated as the “acquiring” company for financial reporting purposes.  The accounting for the merger will be identical to that resulting from a reverse acquisition.

Reincorporation merger and resultant changes

On October 7, 2005 the Board of Directors approved the following changes:

The reincorporation merger of the Company which was merged with and into Earth Biofuels, Inc., a Delaware corporation formed for such purposes which resulted in:

•                  a change of domicile of the Company from the State of Nevada to the State of Delaware;

•                  the change of the corporate name to “Earth Biofuels, Inc.”;

•                  the issuance of six (6) shares of common stock of Earth Biofuels, Inc. for one (1) share of common stock (of the former Meadows Springs, Inc.) as of the effective date of the reincorporation;

•                  the adoption of a new Certificate of Incorporation under the laws of the State of Delaware, pursuant to which the authorized capital stock consists of 250,000,000 shares of common stock, par value $0.001 per share, and 15,000,000 shares of “blank check” preferred stock, par value $0.001 per share;

•                  the persons serving as executive officers and directors continuing to serve in their same respective positions with Earth Biofuels; and

•                  the adoption of new By-laws under the laws of the State of Delaware.

The reincorporation was effective November 14, 2005.

Letter of intent - Gulf Coast

On October 11, 2005 Earth Biofuels, Inc. executed a Letter of Intent with Gulf Coast Fuels to purchase a fuel storage terminal in Houston, TX. Earth Biofuels intends to utilize the facility for biodiesel fuel storage and sales to both wholesale and retail customers. Definitive agreements are subject to due diligence and final financing approval for the transaction.

Lease of Truck Stop in Grenada, Mississippi

On October 17, 2005 Earth Biofuels Operating, Inc. leased a truck stop in Grenada, Mississippi from RBB Properties, LLC which is controlled by R. Bruce Blackwell, a director of Earth Biofuels, Inc. The lease has a 5 year term, effective October 17, 2005 and requires lease payments of $10,000 per month. Earth Biofuels Operating, Inc. is responsible for operations and repair and maintenance of the facility.

Letter of intent - Wing Sail

On October 21, 2005, Earth Biofuels, Inc. executed a Letter of Intent to purchase 100% of the stock of The Wing Sail Company, Inc., dba Distribution Drive, through a share exchange agreement. Distribution Drive is a distributor of biodiesel fuel and is the only distributor for Willie Nelson’s “BioWillie” biodiesel fuel. Definitive agreements are subject to due diligence and normal closing conditions.

EARTH BIOFUELS, LLC

BALANCE SHEET

(UNAUDITED)

June 30, 2005
ASSETS
Current Assets
Cash and cash equivalents	$35,236
Trade accounts receivable	10,697
Excise tax receivable	48,644
Inventory	5,346
Total Current Assets	99,923
Property and equipment, net	121,405
Total Assets	$221,328

LIABILITIES AND MEMBERS’ DEFICIT
Current Liabilities
Accounts payable and accrued liabilities	$7,121
Due to related party	254,344
Property, sales and payroll taxes payable	14,864
Total Current Liabilities	276,329

Members’ deficit	(55,001)
Total Liabilities and Members’ Deficit	$221,328

See accompanying notes to unaudited financial statements.

EARTH BIOFUELS, LLC

STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended	Six Months Ended
	June 30, 2005	June 30, 2005
Total revenue	$440,742	$672,523

Cost of sales	370,137	554,901
Gross profit	70,605	117,622

Depreciation	695	1,290
Selling, general and administrative	140,365	228,964
Total operating expenses	141,060	230,254

Net loss	$(70,455)	$(112,632)

See accompanying notes to unaudited financial statements.

EARTH BIOFUELS, LLC

STATEMENT OF CASH FLOWS

(UNAUDITED)

Six Months Ended June 30, 2005

Cash Flows from Operating Activities:
Net loss	$(112,632)
Non-cash items included in net loss:
Depreciation	1,290
Changes in assets and liabilities:
Decrease (increase) in:
Accounts receivable	(59,341)
Inventory	20,826

Increase (decrease) in:
Accounts payable and accrued expenses	(35,038)
Due to related party	254,345
Property, sales and payroll taxes payable	9,041
Income taxes payable	5,823
Net cash provided by operating activities	84,314

Cash Flows From Investing Activities:
Purchase of property, plant and equipment	(109,981)
Net cash used in investing activities	(109,981)

Cash Flows From Financing Activities:
Capital contributions	50,000
Net cash provided by financing activities	50,000

Net increase in cash	24,333

Cash and cash equivalents
Beginning of year	10,903
End of period	$35,236

Supplemental Cash Flow Information
Cash paid for income taxes	—
Cash paid for interest	—

See accompanying notes to unaudited financial statements.

EARTH BIOFUELS, LLC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Company and Purpose – – Earth Biofuels, LLC (the Company) was formed in the state of Mississippi on September 7, 2004 as a limited liability company.  The principal business of the Company is the production, marketing, and distribution of alternative fuels, with an emphasis on biodiesel fuel. The Company benefits from federal and local tax credits for producers of biodiesel fuel such as those outlined the U.S. Energy Bill of 2005 and Oklahoma House Bill No. 1398. The Company also benefits from government subsidies for producers of biodiesel fuel.

Basis of Presentation - The unaudited condensed financial statements included herein have been prepared without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. In management’s opinion, these financial statements include all adjustments necessary to present fairly the financial position of the Company at June 30, 2005 and the results of operations and cash flows for the three and six month periods ended June 30, 2005. The accounting and reporting policies of the Company conform to generally accepted accounting principles and reflect practices appropriate for its industry.

These financial statements should be read in conjunction with the financial statements and the notes thereto included elsewhere in this Form 8-K for the period ended December 31, 2004.  The results of operations for interim periods are not necessarily indicative of the results of any subsequent quarter or the entire fiscal year ending December 31, 2005.

2. PROPERTY AND EQUIPMENT

On May 27, 2005, the Company acquired real estate in Ryan County, Oklahoma for $100,000, for the purpose of constructing a production and distribution biodiesel facility.  On September 7, 2005, a single member limited liability company wholly owned by the Company, called Durant Biofuels, LLC was established as the Oklahoma entity to construct the facilities.  On October 14, 2005, Durant Biofuels, LLC submitted application with Southern Oklahoma Development Association requesting a grant and loan for $500,000.  The Company anticipates additional costs of approximately $3,000,000 to complete the first phase (10,000,000 gallons per year) of the facility and an additional $4,000,000 to complete the second phase to double the manufacturing capacity.

3. MEMBER TRANSACTIONS

The Company received additional capital contributions from its parent company, Apollo Resources International, Inc. of $50,000 in June, 2005.

4. LEASES

The Company leases a retail fuel center/convenience store in Byram, Mississippi under terms of a one-year agreement, beginning November 1, 2004 providing for monthly rentals of $3,000. The agreement is renewable, as mutually agreed by both parties.

The Company leases an office building in Byram, Mississippi from a Shareholder and Director of Earth Biofuels, Inc. under terms of a month to month agreement for $3,834 per month.

Rent expense for the three and six months ended June 30, 2005 amounted to $18,379 and $27,379 respectively.

5. RELATED PARTY TRANSACTIONS

The Company at June 30, 2005 had payables for payments by the related parties on behalf of the Company totaling $254,344. These included payments by DGMAC, LLC, a limited liability corporation controlled by Dennis McLaughlin, Chairman of the Company, for $50,000 and to R. Bruce Blackwell, director of the Company and minority owner of Earth Biofuels Operating, Inc., for $204,344.

6. SUBSEQUENT EVENTS

Reorganization and Incorporation in the State of Mississippi

On August 14, 2005, Earth Biofuels, Inc. was incorporated in the State of Mississippi, by the authorization of 100,000 shares of common stock.  10,000 shares of Earth Biofuels, Inc. were issued to the former members of Earth Biofuels, LLC, in exchange for their interests in the limited liability company.

Purchase and Sale Agreement with Apollo Resources International, Inc. to purchase additional 30% ownership

On August 19, 2005, under a Securities Purchase Agreement, another 30 percent of the outstanding equity interests of Earth Biofuels, LLC were exchanged with Apollo for 6,000,000 shares of restricted common shares of Apollo.

Meadows Springs, Inc. purchases Apollo Resources International, Inc. 80% interest in Earth Biofuels, Inc.

On September 13, 2005, Meadows Springs, Inc. (“Meadows”) entered into a Securities Purchase Agreement with Apollo.  As part of the agreement, Meadows acquired Apollo’s 80 percent interest in Earth Biofuels, Inc. in exchange for 20,078,000 shares of Meadows’ common stock.  With the acquisition, Apollo owns approximately 88 percent of the issued and outstanding shares of Meadows.  As a result, Earth Biofuels, Inc. (currently known as Earth Biofuels Operating, Inc.) will be treated as the “acquiring” company for financial reporting purposes.  The accounting for the merger will be identical to that resulting from a reverse acquisition.

Reincorporation merger and resultant changes

On October 7, 2005 the Board of Directors approved the following changes:

The reincorporation merger of the Company which was merged with and into Earth Biofuels, Inc., a Delaware corporation formed for such purposes which resulted in:

•                  a change of domicile of the Company from the State of Nevada to the State of Delaware;

•                  the change of the corporate name to “Earth Biofuels, Inc.”;

•                  the issuance of six (6) shares of common stock of Earth Biofuels, Inc. for one (1) share of common stock (of the former Meadows Springs, Inc.) as of the effective date of the reincorporation;

•                  the adoption of a new Certificate of Incorporation under the laws of the State of Delaware, pursuant to which the authorized capital stock consists of 250,000,000 shares of common stock, par value $0.001 per share, and 15,000,000 shares of “blank check” preferred stock, par value $0.001 per share;

•                  the persons serving as executive officers and directors continuing to serve in their same respective positions with Earth Biofuels; and

•                  the adoption of new By-laws under the laws of the State of Delaware.

The reincorporation was effective November 14, 2005.

Letter of intent - Gulf Coast

On October 11, 2005 Earth Biofuels, Inc. executed a Letter of Intent with Gulf Coast Fuels to purchase a fuel storage terminal in Houston, TX. Earth Biofuels intends to utilize the facility for biodiesel fuel storage and sales to both wholesale and retail customers. Definitive agreements are subject to due diligence and final financing approval for the transaction.

Lease of Truck Stop in Grenada, Mississippi

On October 17, 2005 Earth Biofuels Operating, Inc. leased a truck stop in Grenada, Mississippi from RBB Properties, LLC which is controlled by R. Bruce Blackwell, a director of Earth Biofuels, Inc. The lease has a 5 year term, effective October 17, 2005 and requires lease payments of $10,000 per month. Earth Biofuels Operating, Inc. is responsible for operations and repair and maintenance of the facility.

Letter of intent - Wing Sail

On October 21, 2005, Earth Biofuels, Inc. executed a Letter of Intent to purchase 100% of the stock of The Wing Sail Company, Inc., dba Distribution Drive, through a share exchange agreement. Distribution Drive is a distributor of biodiesel fuel and is the only distributor for Willie Nelson’s “BioWillie” biodiesel fuel. Definitive agreements are subject to due diligence and normal closing conditions.

PRO FORMA CONDENSED FINANCIAL STATEMENT (UNAUDITED)

The following pro forma financial statements have been derived from the financial statements of Earth Biofuels Operating, Inc., a Mississippi corporation, (formerly Earth Biofuels, Inc.) (“EBO”), at June 30, 2005 and adjusts such information to give effect to its reverse acquisition by Earth Biofuels, Inc., a Delaware corporation, (formerly Meadows Springs, Inc., a Nevada corporation), (“Earth”), as if the acquisition had occurred at June 30, 2005. The pro forma financial statements are presented for information purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at June 30, 2005. The pro forma financial statement should be read in conjunction with the notes thereto and each company’s financial statements and related notes.

Pro forma condensed Balance Sheet

	EBO June 30, 2005	Earth June 30, 2005	Adjustments		Pro Forma
ASSETS
Current Assets
Cash and cash equivalents	$35,236	$514	$—		$35,750
Accounts receivable	59,341	—	—		59,341
Inventory	5,346	—	—		5,346
Total Current Assets	99,923	514	—		100,437
Property and equipment, net	121,405	—	—		12,715
Total Assets	$221,328	$514	$—		$221,842

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Accounts payable and accrued liabilities	$7,121	$16,210	$—		$23,331
Due to related party	254,344	21,678	—		276,022
Unearned revenue	—	9,184	—		9,184
Property, sales and payroll taxes payable	14,864	—	—		14,864
Total Current Liabilities	276,329	47,072	—		323,401

Stockholders’ Deficit
Common stock, $1.00 par value; 100,000 shares authorized and 10,000 shares issued and outstanding	10,000	—	(10,000	)(1)	—
Common stock, $.001 par value; 25,000,000 shares authorized and 3,350,000 shares issued and outstanding	—	3,350	20,078	(2)	23,428

Additional paid-in capital	100,000	30,150	(90,136	)(1)	40,014

Accumulated deficit	(165,001)	(80,058)	80,058	(1)	(165,001)
Total Stockholders’ Deficit	(55,001)	(46,558)	—		(101,559)
Total Liabilities and Stockholders’ Deficit	$221,328	$514	$—		$221,842

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

On September 13, 2005, Earth Biofuels, Inc. (formerly known as Meadows Springs, Inc.) (“Earth”) entered into a Securities Purchase Agreement with Apollo Resources International, Inc.  As part of the agreement, Meadows acquired Apollo’s 80 percent interest in Earth Biofuels Operating, Inc. (“EBO”) (formerly known as Earth Biofuels, Inc, a Mississippi corporation) in exchange for 20,078,000 shares of Earth’s common stock.  With the acquisition, Apollo owns approximately 88 percent of the issued and outstanding shares of Earth.  As a result, Earth Biofuels Operating, Inc. was treated as the “acquiring” company for financial reporting purposes.  The accounting for the merger will be identical to that resulting from a reverse acquisition, such that no goodwill will be recorded.

On November 14, 2005, Meadows Springs, Inc. changed its name to Earth Biofuels, Inc and its domicile from the State of Nevada to the State of Delaware.

Notes to Pro Forma Condensed Balance Sheet

(1)           Recapitalization of Earth at date of merger and elimination of capitalization of Earth Biofuels Operating, Inc.

(2)           Issuance of 20,078,000 share for 80% interest in Earth Biofuels Operating, Inc.

PART II – OTHER INFORMATION

Item 1.           Legal Proceedings - None

Item 2.           Sales of Equity Securities - None

Item 3.           Defaults upon Senior Securities – None

Item 4.           Submission of Matters to a Vote of Security Holders – None

Item 5.           Other Information – None

Item 6.           Exhibits and Reports on Form 8-K

Reports on Form 8-K.

Date of Filing	Subject
September 20, 2005	Announcing Securities Purchase Agreement to purchase 80% of Earth Biofuels, Inc, a Mississippi company and departure of directors.
September 27, 2005	Describing principal business and resumes of new directors.
September 29, 20005	Announced changes in directors and election of officer of the Company.
October 19, 2005	Executed letter of intent with Gulf Coast Fuels to purchase a fuel storage terminal in Houston, TX.
October 25, 2005	Executed letter of intent to purchase 100% of the stock of The Wing Sail Company, Inc. dba Distribution Drive through a share exchange agreement.
November 14, 2005	Appoint new auditor of record and accept resignation of prior auditor. Announce changes in management – CFO, company secretary and additional director.

Exhibits.
Exhibit 31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a) under the Securities Act of 1934
Exhibit 31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14(a) under the Securities Act of 1934
Exhibit 32.1	Certification of Chief Executive Officer pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Exhibit 32.2	Certification of Chief Financial Officer pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 29th day of November, 2005.

Earth Biofuels, Inc.

/s/ Tommy Johnson
Tommy Johnson
Chief Executive Officer